UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 24, 2012

Emmaus Life Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20725 S. Western Avenue, Suite 136, Torrance, CA 90501
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2012, Dr. Alfred E. Osborne Jr. informed the board of directors of Emmaus Life Sciences, Inc. (the "Company") that he would not be standing for re-election to the board of directors at the Annual Meeting.   Dr. Osborne's decision not to stand for re-election at the Annual Meeting was not due to any disagreement with the Company.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On September 24, 2012, Emmaus Life Sciences, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”).  For more information about the proposals, see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on August 23, 2012 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 17,895,901 shares, or 73.33%, of the 24,403,572 shares of common stock outstanding on the record date of July 27, 2012 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The matters voted upon at the Annual Meeting and the voting results were as follows:

Proposal Number 1 - Election of Directors:  In connection with the notification from Dr. Osborne, as described above in Item 5.02, the number of authorized directors of the Board was decreased from six to five. The Company’s stockholders elected, by a plurality of the votes cast, each of the five nominees to the Board of Directors, to serve until the Company’s 2013 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Yutaka Niihara, M.D., MPH	15,354,280	2,541,621	0
Henry A. McKinnell, Jr., Ph.D.	17,836,414	59,487	0
Tracey C. Doi	17,836,414	59,487	0
Maurice J. DeWald	17,836,414	59,487	0
Willis C. Lee	15,332,165	2,563,736	0

There were also 17,836,414 votes cast for the re-election of Dr. Osborne to the Board of Directors, notwithstanding his decision not to stand for re-election described in Item 5.02 above.

A stockholder in attendance at the annual meeting expressed a desire to nominate a candidate for election to the Board of Directors. The nomination was not recognized and no vote was held on the putative nominee's candidacy. No votes are reflected above for such candidate and the Company is not in the possession of any proxies voted for such candidate.

Proposal Number 2 – Ratification of Independent Registered Public Accounting Firm:  The ratification of the appointment of EFP Rotenberg LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
17,827,286	0	68,615	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emmaus Life Sciences, Inc.

Date: September 28, 2012	By:	/s/ Peter Ludlum
	Name:	Peter Ludlum
	Title:	Chief Financial Officer